INVENTORIES (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013		Sep. 30, 2012
Inventory [Line Items]
Raw material	$ 39		$ 75
Finished goods	414		88
Project-in-progress	235		465
Total	$ 688	[1]	$ 628	[1]

[1]	*All of the VIE’s assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company’s general assets (Note 3).